Goldman Sachs Consumer Products Symposium 2013

P&G

May 14, 2013

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely results," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, China, India and Argentina); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulations FD and G Disclosures

For a full reconciliation, please visit:
www.pg.com/investors

175 Years of Innovation
1837

On Track

	Initial Guidance	Current Guidance	Difference	On-Track
Organic Sales	2% to 4%	~3%	=	✓
Non-Manufacturing Overhead Role Reduction	5,700	6,450+	750+	✓+
COGS Savings	$1.2B	$1.2B+	+	✓+
Manufacturing Productivity	5%	~7%	+2 points	✓+
Core EPS*	$3.80 to $4.00	$3.96 to $4.04	$0.04 to $0.16	✓+
Core EPS ex. VZ	$3.80 to $4.00	$3.99 to $4.07	$0.07 to $0.19	✓+
Share Repurchase	$0	$6B	+$6B	✓+
Dividend			+7%	✓+

* Initial guidance did not include Venezuelan Bolivar devaluation

Momentum Improving

% of Sales In-Line or Growing Value Share

	Q4 FY 12	Q1 FY 13	Q2 FY 13	Q3 FY 13	March FY 13
Global	30%	45%	48%	51%	55%
United States	15%	55%	59%	67%	74%

Luvs
Bounty
Charmin
ULTRA STRONG
Dash
ARIEL
IAMS
bounce

Strategies

- Maintain Strong Developing Market Momentum
- Strengthen Core Developed Markets
- Build & Leverage a Strong Innovation Pipeline
- Drive Cost Savings & Productivity Improvements

Charmin
ULTRA STRONG
Pampers
Swaddlers
ARIEL
Tide PODS
GAIN
always
NyQuil
ACE
IAMS
DURACELL
Downy
Bounty
Crest PRO-HEALTH

Developing Markets

Current Footprint & Developing Market Sales

~40%
~60%
33%
67%
37%
63%
56%
44%
Developed
Developing

	P&G*	Unilever**	L'Oreal	Colgate
Developing Market Sales	~$34B	$23B	$11B	$10B

* Expected sales at the end of FY '13   ** Excludes food businesses

Developing Markets

Significant Sales and Profit Growth Over Past 10 Years

~4X Increase in Sales

~4X Increase in After Tax Profit

Developing Markets

Portfolio Expansion

South Africa Laundry

ARIEL
ARIEL
ARIEL
ARIEL
ARIEL
3kg

India Toothpaste

Oral-B
PRO-HEALTH
ALL-AROUND PROTECTION

Developing Markets

India: On-Track

- Sales growing double-digits for 43 consecutive quarters
- Value share growing P3M, P6M & P12M
- 80% of sales growing share

Developing Markets
Brazil: On-Track

- Organic Sales growing high-single to low double-digits for 31 of the last 36 months
- Value share growing for 36 consecutive months
- 80% of sales growing share

Developing Markets

China: Making Progress - More Work to Do

- Share growing in Fabric Care, Baby Care, Blades & Razors, Batteries
- Improving trends in Hair Care, Feminine Care
- Recent interventions in Oral Care, Skin Care

Developing Markets

Russia: Making Progress - More Work to Do

- Share growing in Blades & Razors, Feminine Care, Oral Care, Cosmetics
- Recent interventions in Fabric Care, Dish Care, Hair Care

Developed Markets

% of Sales In-Line or Growing Value Share

	Q4 FY 12	Q1 FY 13	Q2 FY 13	Q3 FY 13	March FY 13
Developed	30%	43%	46%	59%	62%
- United States	15%	55%	59%	67%	74%
- Western Europe	32%	30%	28%	40%	43%
- Japan	45%	43%	32%	56%	45%

Developed Markets
Beauty: More Work to Do

- Pantene
  - Largest hair care brand in the world
  - Global share -0.4% versus prior year

- Olay
  - Largest facial skin care brand in the world
  - Global share -0.9% versus prior year

Innovation

Premium

Bounty
NEW! NOUVEAU!
BRAUN
CoolTec
ILLUMINA COLOR
WELLA
Downy
UNSTOPABLES
Tide
PODS
Crest
3D WHITE
always
ULTIMATE CLEAN FOR DISHES
DISHWASHER SPARKLING
Cascade
PLATINUM
ZzzQuil
Oral-B
Deep Sweep
PANTENE EXPERT
AgeDefy
Gillette
Fusion
PROGLIDE
SENSITIVE

Innovation

Mid-Tier

IAMS
SO GOOD!
Pampers
Baby Dry
Bounty
Basic
SELECT-A-SIZE
SUR MESURE
GAIN
GAIN
GAIN
VIDAL SASSOON
VS MOISTURE
VIDAL SASSOON
VS FLEXIBLE HOLD
Gillette MACH3
SENSITIVE
OLAY
OLAY

Innovation
Global Expansion

NEW
3in1
ARIEL
NEW! NOUVEAU!
Gillette
Fusion
PROGLIDE
POWER
Crest
3D WHITE
WHITESTRIPS
INTENSIVE PROFESSIONAL EFFECTS
head & shoulders
POUR HOMME
GLAMOROUS WHITE
PANTENE
EXPERT
ILLUMINA COLOR
WELLA
VapoRub
Sinex
VICKS
NyQuil
COLD & FLU
ZzzQuil
NIGHTTIME SLEEP-AID

Innovation

Value & Performance Claims

"One Tide POD outperforms the ***next 6 competitors… <u>combined!</u>****"*

Tide
PODS

*"****3X*** *Cleaner"*

Bounty
DuraTowel

"For hair that acts up to ***10 years younger****"*

PANTENE EXPERT

*"****1st*** ***Mass total eye care product*** *– designed to give women* ***younger, brighter looking eyes*** *in just* ***1 week****"*

OLAY

Productivity
At or Ahead of Plan in All Areas

Non-Manufacturing Enrollment

- Reduced by 6,450 roles as of April 30th
- 750 roles (+10%) above June 30 target

Productivity
At or Ahead of Plan in All Areas

Cost of Goods Sold

- Expect to deliver >$1.2bn in cost savings
- Manufacturing productivity up 7%, 2% pts. above 5% target

ARIEL

Productivity

At or Ahead of Plan in All Areas

Newsvine
Reddit
RSS
Sharethis
Skype
Tumblr
Twitter
Viddler
Vimeo
Yahoo Buzz
Yelp

<u>Marketing Spending</u>

- Shifting more media to digital
  - Maximize incremental “earned media” (free impressions)
- Non-media marketing spending down
  - Producing fewer but better commercials
  - Producing commercials in lower cost locations

Productivity
At or Ahead of Plan in All Areas

Cash

- At or above 90% free cash flow productivity
- Strong working capital progress
- Increased quarterly dividend by 7%
- Share repurchase of $6bn at high-end of range

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's May 14, 2013 presentation and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 1 and 2
3.	Free Cash Flow – page 2
4.	Adjusted Free Cash Flow Productivity – page 2

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2013 (Estimate)	1% to 2%	2%	0%	3% to 4%

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes FY 2013 holding gain on the buyout of our Iberian joint venture partner, FY 2013 and 2012 charges related to incremental restructuring due to increased focus on productivity and cost savings, FY 2013 charge from the balance sheet impact of the Venezuela devaluation, charges in FY 2012 related to European legal matters, and FY 2012 impairment charges for goodwill and indefinite lived intangible assets.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data (Current Guidance):	FY 2013 (est.)	FY 2012
Diluted Net Earnings Per Share - Continuing Operations	$3.90 to $3.98	$3.12
Impairment Charges	-	$0.51
Charges for European legal matters	-	$0.03
Incremental restructuring charges	$0.19	$0.20
Gain on buyout of Iberian JV	($0.21)	-
Venezuela balance sheet devaluation impacts	$0.08	-
Rounding/Other Impacts	-	($0.01)
Core EPS	$3.96 to $4.04	$3.85
Core EPS Growth	3% to 5%

Fiscal Year Data (Initial Guidance):	FY 2013 (est.)	FY 2012
Diluted Net Earnings Per Share - Continuing Operations	$3.78 to $4.02	$3.12
Impairment Charges	-	$0.51
Charges for European Legal Matters	$0.01	$0.03
Incremental Restructuring Charges	$0.19 to $0.15	$0.20
Gain on buyout of Iberian JV (est.)	($0.17)	-
Rounding Impacts	($0.01)	($0.01)
Core EPS	$3.80 to $4.00	$3.85
Core EPS Growth	-1% to 4%

3. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
Jul ‘12-Mar ‘13	$10,481	($2,426)	$8,055

4. Adjusted Free Cash Flow Productivity:

Adjusted free cash flow productivity is defined as the ratio of free cash flow to net earnings excluding the gains from major divestitures and impairment charges.  Given the size of these gains and the impairment charges, as well as our view that they are not part of our sustainable results, we have excluded these from our calculation.    We believe this provides a better perspective of our underlying liquidity trends.  The Company’s long-term target is to generate free cash flow at or above 90 percent of net earnings.  We view adjusted free cash flow and adjusted free cash flow productivity as important measures because they are factors in determining the amount of cash available for dividends and discretionary investment.  Adjusted free cash flow and adjusted free cash flow productivity are also measures used to evaluate senior management and are factors in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below (amounts in millions):

	Free Cash Flow	Net Earnings	Divestiture Gain	Net Earnings excluding Gain	Adjusted Free Cash Flow Productivity
Jul ‘12-Mar ‘13	$8,055	$9,520	$623	$8,897	91%